Exhibit 10.69

AMENDMENT NO. 2 TO UNSECURED INDEMNITY AGREEMENT

THIS AMENDMENT NO. 2 TO UNSECURED INDEMNITY AGREEMENT (the “Agreement”) is entered into as of September 30, 2004, by LAS VEGAS SANDS, INC., a Nevada corporation (“LVSI”), and VENETIAN CASINO RESORT, LLC, a Nevada limited liability company (“VCR” and jointly and severally with LVSI, the “Company”), to and for the benefit of U.S. Bank National Association (the “Mortgage Notes Indenture Trustee”), and to the extent no otherwise referenced, the Indemnified Parties (as hereinafter defined) and amends the Unsecured Indemnity Agreement (the “Indemnity”), dated as of June 4, 2002, as amended on August 20, 2004, by the Company to and for the benefit of the Mortgage Notes Indenture Trustee.

WHEREAS, pursuant to that certain Indenture, dated as of June 4, 2002, as amended, by and between the Company, certain subsidiaries of the Company and the Mortgage Notes Indenture Trustee (the “Indenture”), VCR and LVSI have issued those certain 11.00% Mortgage Notes due 2010 (the “Mortgage Notes”).  Capitalized terms used herein, but not otherwise defined herein, shall have the meaning assigned to such terms in the Indenture.

WHEREAS, the Mortgage Notes are secured by, among other things, certain deeds of trust, which deeds of trust encumber the real property described therein, and the improvements now or hereafter construed thereon.

WHEREAS, the Company desires to amend the Indemnity to cover certain additional deeds of trust for the benefit of the Mortgage Notes Indenture Trustee.

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company covenants and agrees to and for the benefit of the Mortgage Notes Indenture Trustee and the Mortgage Note Holders as follows:

1.             Definitions.  The definition of “Deed of Trust” in the Indemnity is hereby amended and restated in its entirety as follows:

“Deed of Trust” means, collectively, (1) that certain Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of June 4, 2002, made by LVSI and VCR, as trustor, to First American Title Insurance Company, as trustee, for the benefit of the Mortgage Notes Indenture Trustee, as beneficiary, as amended from time to time; (2) if and when entered into, that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing to be entered into by VCR, as trustor, to First American Title Insurance Company, as trustee, for the benefit of the Mortgage Notes Indenture Trustee, as beneficiary, which deed of trust shall be entered into promptly after such time as (A) a separate legal parcel has been created for the property leased by Lido Casino Resort, LLC, a Nevada limited liability company (“Lido Casino Resort”), to VCR pursuant to that certain phase 1A Lease, dated as of even date herewith (the “Phase 1A Lease”), by and between Lido Casino Resort, as lessor, and VCR, as lessee, and (B) such property has been conveyed by Lido Casino Resort to VCR, all in accordance with the terms of the Phase 1A Lease; (3) that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated May 6, 2004 made by LVSI, as trustor, to First American Title Insurance Company, as trustee, for the benefit of the Mortgage Notes Indenture Trustee, as beneficiary, as amended from time to time; and (4) that certain Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of the date hereof, made by Lido Casino Resort, LLC, as trustor, to First American Title Insurance Company, as trustee, for the benefit of the Mortgage Notes Indenture Trustee, as beneficiary, as amended from time to time.

2.             Remainder of Indemnity Unchanged.  Except as expressly modified above, the Indemnity remains unchanged and in full force and effect.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

LAS VEGAS SANDS, INC.,
a Nevada corporation

By:	/s/ ROBERT G. GOLDSTEIN
Name: Robert G. Goldstein
Title: Senior Vice President

VENETIAN CASINO RESORT, LLC,
a Nevada limited liability company

By: LAS VEGAS SANDS, INC.,
its managing member

By:	/s/ ROBERT G. GOLDSTEIN
Name: Robert G. Goldstein
Title: Senior Vice President